Exhibit 10.3

AMENDMENT NO. 1 TO VOTING AGREEMENT

AMENDMENT NO. 1 TO VOTING AGREEMENT (this “Amendment”), dated as of June 19, 2012 among Quest Software, Inc., a Delaware corporation (the “Company”) and Vincent Smith (the “Executive”), the Vincent C. Smith Annuity Trust 2010-1, the Vincent C. Smith Annuity Trust 2010-2, Vincent C. Smith Annuity Trust 2011-1 and Teach a Man to Fish Foundation (each a “Stockholder” and collectively, the “Stockholders”).

WHEREAS, certain of the parties hereto have entered into a Voting Agreement dated as of March 8, 2012 (the “Voting Agreement”) in connection with that certain Agreement and Plan of Merger dated as of March 8, 2012 (the “Merger Agreement”) by and among Expedition Holding Company, Inc., a Delaware corporation (“Parent”), Expedition Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), and the Company;

WHEREAS, on even date herewith, Parent, Merger Sub and the Company have agreed to amend the Merger Agreement pursuant to Amendment No. 1 (“Amendment No. 1”); and

WHEREAS, the parties hereto desire to amend the Voting Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Stockholders hereby agree as follows:

1. The Voting Agreement is hereby amended to replace each reference to the “Merger Agreement” with the “Merger Agreement, as amended by Amendment No. 1.”

2. The Voting Agreement is hereby amended to include Teach a Man to Fish Foundation as a Stockholder for all purposes set forth in the Agreement.

3. Section 1(d)(iii) of the Voting Agreement is hereby amended to read in full as follows:

“any disposition or transfer of the Shares by any Stockholder to any other Stockholder, Parent or to any member of the Executive’s immediate family (including his current or former spouse and their respective immediate families) or for estate planning purposes”

4. Schedule A of the Voting Agreement is hereby replaced in the entirety with the Schedule A attached to this Amendment.

5. Except as expressly set forth in this Amendment, this Amendment shall not constitute an amendment or modification of any other provision of the Voting Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference to “this Agreement” and each other similar reference contained in the Voting Agreement shall refer to the Voting Agreement as amended by this Amendment.

6. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within that State.

7. This Amendment may be executed in any number of counterparts (including by facsimile or by .pdf delivered via email), each such counterpart when executed being deemed to be an original instrument, and all such counterparts shall together constitute one and the same agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

QUEST SOFTWARE, INC.

By:	/s/ David Cramer
Name:	David Cramer
Title:	VP, General Counsel & Secretary

STOCKHOLDER:

/s/ Vincent Smith
Vincent Smith

Vincent C. Smith Annuity Trust 2010-1

By:	/s/ Vincent Smith
Name:	Vincent Smith
Title:	Trustee

Vincent C. Smith Annuity Trust 2010-2

By:	/s/ Vincent Smith
Name:	Vincent Smith
Title:	Trustee

Vincent C. Smith Annuity Trust 2011-1

By:	/s/ Vincent Smith
Name:	Vincent Smith
Title:	Trustee

Teach a Man to Fish Foundation

By:	/s/ Vincent Smith
Name:	Vincent Smith
Title:	President

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